Exhibit 10.2
EXECUTION VERSION
FIRST AMENDMENT dated as of April 19, 2023 (this “Amendment”), among AMEREN CORPORATION, a Missouri corporation (the “Company”), AMEREN ILLINOIS COMPANY, an Illinois corporation (the “Borrowing Subsidiary” and, together with the Company, the “Borrowers”), the LENDERS party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.
WHEREAS, reference is made to the Amended and Restated Credit Agreement dated as of December 6, 2022 (the “Credit Agreement”), among the Company, the Borrowing Subsidiary, the Lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”).
WHEREAS, the Lenders have agreed to extend credit to the Borrowers under the Credit Agreement on the terms and subject to the conditions set forth therein.
WHEREAS, the Borrowers have requested that the Credit Agreement be amended to effect certain amendments to the Credit Agreement as set forth herein.
WHEREAS, the Lenders party hereto, constituting the Required Lenders, and the Administrative Agent are willing to amend the Credit Agreement on the terms and subject to the conditions set forth herein.
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein (including in the preamble and the recitals hereto) have the meanings assigned to them in the Credit Agreement, as amended hereby.
SECTION 2. Amendments to the Credit Agreement. Effective as of the First Amendment Effective Date (as defined below), the Credit Agreement (excluding the Schedules and Exhibits thereto, each of which shall remain as in effect immediately prior to the First Amendment Effective Date) is hereby amended by inserting the language indicated in single underlined text (indicated textually in the same manner as the following example: single-underlined text) in Exhibit A hereto and by deleting the language indicated by strikethrough text (indicated textually in the same manner as the following example: ~~stricken text~~) as set forth in the blackline changed pages attached as Exhibit A hereto.
SECTION 3. Representations and Warranties. Each Borrower severally, as to itself and, as and to the extent applicable, its subsidiaries, and not jointly with the other Borrower, hereby represents and warrants to each Lender and the Administrative Agent that:
(a) Such Borrower has the power and authority and legal right to execute and deliver this Amendment and to perform its obligations hereunder. The execution, delivery and performance by such Borrower of this Amendment have been duly authorized by proper proceedings, and this Amendment constitutes legal, valid and binding obligation of such Borrower enforceable against such Borrower in accordance with its terms, except as enforceability may be limited by (i) bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization or similar laws relating to or affecting the enforcement of creditors’ rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law) and (iii) the requirements of reasonableness, good faith and fair dealing.
(b) On and as of the First Amendment Effective Date, before and after giving effect to this Amendment, the representations and warranties of such Borrower set forth in Article V of the Credit Agreement are true and correct (i) in the case of the representations and warranties qualified as to materiality, in all respects and (ii) otherwise, in all material respects, in each case as of such date, except to the extent any such representation or warranty is stated (after giving effect to the proviso set forth below) to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date.
(c) On and as of the First Amendment Effective Date, before and after giving effect to this Amendment, there exists no Default with respect to such Borrower.
(d) On and as of the First Amendment Effective Date, the Borrowing Subsidiary has received all necessary regulatory approvals, if any, for the amendments to the Credit Agreement effected hereby and the performance of its obligations with respect thereto.
(e) On and as of the First Amendment Effective Date, before and after giving effect to this Amendment, the Borrowing Subsidiary shall not be in violation of any limitation on its ability to incur unsecured Indebtedness contained in its articles of incorporation.
SECTION 4. Effectiveness. This Amendment shall become effective as of the first date (the “First Amendment Effective Date”) on which:
(a) the Administrative Agent shall have executed a counterpart of this Amendment and shall have received from the Company, the Borrowing Subsidiary and Lenders that constitute the Required Lenders as of the First Amendment Effective Date a counterpart of this Amendment signed on behalf of such party (which may include any Electronic Signatures transmitted by facsimile or by email as a “.pdf” or “.tif” attachment that reproduces an image of an actual executed signature page); and
(b) the Borrowers shall have paid to the Administrative Agent, for its own account, all reasonable and documented fees and disbursements of counsel required to be paid by them pursuant to Section 9.10 of the Credit Agreement for which reasonably detailed invoices have been presented to the Borrowers on or before the date that is two Business Days prior to the First Amendment Effective Date.
The Administrative Agent shall notify the Borrowers and the Lenders of the First Amendment Effective Date, and such notice shall be conclusive and binding.
SECTION 5. Effect of this Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Administrative Agent, the Swingline Lender, the Issuing Banks or the Lenders under the Credit Agreement, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Borrower to any other consent to, or any other waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement in similar or different circumstances.
(a) This Amendment shall be deemed to be a Loan Document for all purposes of the Credit Agreement and the other Loan Documents. On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and words of similar import, and each reference in any other Loan Document to the Credit Agreement or words of similar import, in each case, shall refer to the Credit Agreement as amended hereby.
SECTION 6. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
SECTION 7. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which, when taken together, shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment that is an Electronic Signature transmitted by facsimile or by email as a “.pdf” or “.tif” attachment that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart hereof.
SECTION 8. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.
SECTION 9. Incorporation by Reference. The provisions of Sections 9.11, 9.24 and 9.25 of the Credit Agreement are hereby incorporated by reference as if set forth in full herein, mutatis mutandis.
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

AMEREN CORPORATION,
by
/s/ Darryl T. Sagel
Name: Darryl T. Sagel Title: Vice President & Treasurer

AMEREN ILLINOIS COMPANY,
by
/s/ Darryl T. Sagel
Name: Darryl T. Sagel Title: Vice President & Treasurer

[Signature Page to First Amendment (Illinois)]

JPMORGAN CHASE BANK, N.A., individually and as the Administrative Agent, by
/s/ Khawaja Tariq
Name: Khawaja Tariq Title: Vice President

[Signature Page to First Amendment (Illinois)]

LENDER SIGNATURE PAGE TO
FIRST AMENDMENT TO
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
AMEREN CORPORATION AND AMEREN ILLINOIS COMPANY

Name of Lender: BARCLAYS BANK PLC

by
/s/ Warren Veech III
Name: Warren Veech III
Title: Vice President

[Signature Page to First Amendment (Illinois)]

LENDER SIGNATURE PAGE TO
FIRST AMENDMENT TO
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
AMEREN CORPORATION AND AMEREN ILLINOIS COMPANY

MUFG BANK, LTD.

by
/s/ Nietzsche Rodricks
Name: Nietzsche Rodricks
Title: Managing Director

[Signature Page to First Amendment (Illinois)]

LENDER SIGNATURE PAGE TO
FIRST AMENDMENT TO
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
AMEREN CORPORATION AND AMEREN ILLINOIS COMPANY

Name of Lender: BANK OF AMERICA, N.A., as a lender

by
/s/ Jacqueline G. Margetis
Name: Jacqueline G. Margetis
Title: Director

[Signature Page to First Amendment (Illinois)]

LENDER SIGNATURE PAGE TO
FIRST AMENDMENT TO
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
AMEREN CORPORATION AND AMEREN ILLINOIS COMPANY

Name of Lender: Wells Fargo Bank, National Association

by
/s/ Jesse Tannuzzo
Name: Jesse Tannuzzo
Title: Director

[Signature Page to First Amendment (Illinois)]

LENDER SIGNATURE PAGE TO
FIRST AMENDMENT TO
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
AMEREN CORPORATION AND AMEREN ILLINOIS COMPANY

THE BANK OF NEW YORK MELLON

by
/s/ Molly H. Ross
Name: Molly H. Ross
Title: Vice President

[Signature Page to First Amendment (Illinois)]

LENDER SIGNATURE PAGE TO
FIRST AMENDMENT TO
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
AMEREN CORPORATION AND AMEREN ILLINOIS COMPANY

Name of Lender: The Bank of Nova Scotia

by
/s/ David Dewar
Name: David Dewar
Title: Director

[Signature Page to First Amendment (Illinois)]

LENDER SIGNATURE PAGE TO
FIRST AMENDMENT TO
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
AMEREN CORPORATION AND AMEREN ILLINOIS COMPANY

Name of Lender: FIFTH THIRD BANK, NATIONAL ASSOCIATION

by
/s/ Thomas Kleiderer
Name: Thomas Kleiderer
Title: Managing Director

[Signature Page to First Amendment (Illinois)]

LENDER SIGNATURE PAGE TO
FIRST AMENDMENT TO
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
AMEREN CORPORATION AND AMEREN ILLINOIS COMPANY

Name of Lender: GOLDMAN SACHS BANK USA

by
/s/ Keshia Leday
Name: Keshia Leday
Title: Authorized Signatory

[Signature Page to First Amendment (Illinois)]

LENDER SIGNATURE PAGE TO
FIRST AMENDMENT TO
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
AMEREN CORPORATION AND AMEREN ILLINOIS COMPANY

KeyBank National Association:

by
/s/ Paul J. Pace
Name: Paul J. Pace
Title: Senior Vice President

[Signature Page to First Amendment (Illinois)]

LENDER SIGNATURE PAGE TO
FIRST AMENDMENT TO
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
AMEREN CORPORATION AND AMEREN ILLINOIS COMPANY

Name of Lender: MIZUHO BANK, LTD.

by
/s/ Edward Sacks
Name: Edward Sacks
Title: Authorized Signatory

[Signature Page to First Amendment (Illinois)]

LENDER SIGNATURE PAGE TO
FIRST AMENDMENT TO
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
AMEREN CORPORATION AND AMEREN ILLINOIS COMPANY

Name of Lender: Morgan Stanley Bank, N.A.

by
/s/ Taylor Tripucka
Name: Taylor Tripucka
Title: Authorized Signatory

[Signature Page to First Amendment (Illinois)]

LENDER SIGNATURE PAGE TO
FIRST AMENDMENT TO
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
AMEREN CORPORATION AND AMEREN ILLINOIS COMPANY

Name of Lender: PNC Bank, National Association

by
/s/ Alex Rolfe
Name: Alex Rolfe
Title: Senior Vice President

[Signature Page to First Amendment (Illinois)]

LENDER SIGNATURE PAGE TO
FIRST AMENDMENT TO
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
AMEREN CORPORATION AND AMEREN ILLINOIS COMPANY

Name of Lender: ROYAL BANK OF CANADA

by
/s/ Martina Wellik
Name: Martina Wellik
Title: Authorized Signatory

[Signature Page to First Amendment (Illinois)]

LENDER SIGNATURE PAGE TO
FIRST AMENDMENT TO
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
AMEREN CORPORATION AND AMEREN ILLINOIS COMPANY

Name of Lender: SUMITOMO MITSUI BANKING CORPORATION

by
/s/ Alkesh Nanavaty
Name: Alkesh Nanavaty
Title: Executive Director

[Signature Page to First Amendment (Illinois)]

LENDER SIGNATURE PAGE TO
FIRST AMENDMENT TO
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
AMEREN CORPORATION AND AMEREN ILLINOIS COMPANY

Name of Lender: TD BANK, N.A.

by
/s/ Steve Levi
Name: Steve Levi
Title: Senior Vice President

[Signature Page to First Amendment (Illinois)]

LENDER SIGNATURE PAGE TO
FIRST AMENDMENT TO
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
AMEREN CORPORATION AND AMEREN ILLINOIS COMPANY

TRUIST BANK, as a Lender:

by
/s/ Justin Lien
Name: Justin Lien
Title: Director

[Signature Page to First Amendment (Illinois)]

LENDER SIGNATURE PAGE TO
FIRST AMENDMENT TO
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
AMEREN CORPORATION AND AMEREN ILLINOIS COMPANY

Name of Lender: U.S. BANK NATIONAL ASSOCIATION

by
/s/ Michael E Temnick
Name: Michael E Temnick
Title: Senior Vice President

[Signature Page to First Amendment (Illinois)]

LENDER SIGNATURE PAGE TO
FIRST AMENDMENT TO
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
AMEREN CORPORATION AND AMEREN ILLINOIS COMPANY

Name of Lender:
National Cooperative Services Corporation

by
/s/ Paula Z. Kramp
Name: Paula Z. Kramp
Title: Assistant Secretary - Treasurer

[Signature Page to First Amendment (Illinois)]

LENDER SIGNATURE PAGE TO
FIRST AMENDMENT TO
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
AMEREN CORPORATION AND AMEREN ILLINOIS COMPANY

Name of Lender: The Northern Trust Company

by
/s/ Jack Stibich
Name: Jack Stibich
Title: Officer

[Signature Page to First Amendment (Illinois)]

LENDER SIGNATURE PAGE TO
FIRST AMENDMENT TO
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
AMEREN CORPORATION AND AMEREN ILLINOIS COMPANY

Name of Lender: Commerce Bank

by
/s/ Michael C. Talleur, Jr.
Name: Michael C. Talleur, Jr.
Title: Senior Vice President

[Signature Page to First Amendment (Illinois)]

LENDER SIGNATURE PAGE TO
FIRST AMENDMENT TO
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
AMEREN CORPORATION AND AMEREN ILLINOIS COMPANY

[Signature Page to First Amendment (Illinois)]

EXHIBIT A

[See attached.]

EXECUTION VERSION
EXHIBIT A

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF DECEMBER 6, 2022,
among
AMEREN CORPORATION
and
AMEREN ILLINOIS COMPANY
as Borrowers,
THE LENDERS FROM TIME TO TIME PARTY HERETO
and

JPMORGAN CHASE BANK, N.A. as Administrative Agent

JPMORGAN CHASE BANK, N.A.,
BARCLAYS BANK PLC,
MUFG BANK, LTD.,
BOFA SECURITIES, INC.
and
WELLS FARGO SECURITIES, LLC,
as Joint Lead Arrangers and Joint Bookrunners
BARCLAYS BANK PLC
and
MUFG BANK, LTD.,
as Syndication Agents

BANK OF AMERICA, N.A.
and
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Documentation Agents

[CS&M Ref. No. 6701-773]

assigned pursuant to Section 2.19 an interest in any Loan, Letter of Credit, Commitment or Loan Document).
“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.19).
“Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight eurodollar transactions denominated in Dollars by U.S.-managed banking offices of depository institutions, as such composite rate shall be determined by the NYFRB as set forth on the NYFRB’s Website from time to time, and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate.
“Participant Register” is defined in Section 9.4(c)(iii).
“Participants” is defined in Section 9.4(c)(i).
“Payment” is defined in Section 8.12(a).
“Payment Notice” is defined in Section 8.12(b).
“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.
“Peno Creek Project” means the Chapter 100 financing transaction and agreements related thereto entered into between Union Electric and the City of Bowling Green, Missouri (the “City”) pursuant to which (a) Union Electric conveyed to and leased from the City certain land and improvements, including four combustion turbine generating units, and (b) the City issued indebtedness (which was purchased by Union Electric) to finance the acquisition of such property.
“Permitted Convertible Indebtedness” means senior, unsecured Indebtedness of the Company that is convertible into (a) shares of common stock of the Company (or other securities or property following a merger event, reclassification or other change of the common stock of the Company), cash or a combination thereof (such amount of cash determined by reference to the price of the Company’s common stock or such other securities or property), and (b) cash in lieu of fractional shares of common stock of the Company.
“Permitted Securitization” means any sale, grant and/or contribution, or series of related sales, grants and/or contributions, by the Borrowing Subsidiary or any other subsidiary of the Company of Receivables to a trust, corporation or other entity, where the purchase of such Receivables is funded or paid for in whole or in part by the incurrence or issuance by the purchaser, grantee or any successor entity of Indebtedness or securities that are to receive

(c)     The breach by such Borrower of any of the terms or provisions of Section 6.1(g) (solely as such provision relates to a Default or Event of Default), 6.2, 6.3 (solely with respect to the preservation of the legal existence of such Borrower), 6.9, 6.10, 6.11, 6.12 or 6.13.
(d)     The breach by such Borrower (other than a breach which constitutes an Event of Default under another Section of this Article VII) of any of the terms or provisions of this Agreement or any other Loan Document which is not remedied within 30 days after written notice from the Administrative Agent or any Lender to such Borrower.
(e)     Failure of such Borrower or any of its Subsidiaries (other than any Project Finance Subsidiary, Non-Material Subsidiary or SPC) to pay when due (after the expiration of any applicable grace or cure periods) any principal of or interest on any of their Material Indebtedness, or the default by such Borrower or any of its Subsidiaries (other than any Project Finance Subsidiary, Non-Material Subsidiary or SPC) in the performance (beyond the applicable grace period with respect thereto, if any) of any other term, provision or condition contained in any of their respective Material Indebtedness Agreements or any other event shall occur or condition exist, the effect of which default, event or condition is to cause, or to permit the holder(s) of such Material Indebtedness or the lender(s) under any such Material Indebtedness Agreement to cause, such Material Indebtedness to become due, or to be required to be prepaid or repurchased (other than by a regularly scheduled payment or a mandatory prepayment of a corresponding receipt by such Borrower or such Subsidiary (such as from the proceeds of sale, transfer, loss or other disposition of property or the issuance of Indebtedness, equity or other securities)) prior to its stated maturity or, solely with respect to the Company with respect to the Union Electric Credit Agreement, any commitment to lend to such Borrower thereunder to be terminated prior to its stated expiration date; or, as a result of any of the foregoing, any Material Indebtedness of such Borrower or any of its Subsidiaries (other than any Project Finance Subsidiary, Non-Material Subsidiary or SPC) shall be declared to be due and payable or the remaining outstanding principal amount thereof to be required to be prepaid or repurchased (other than by a regularly scheduled payment or a mandatory prepayment of a corresponding receipt by such Borrower or such Subsidiary (such as from the proceeds of sale, transfer, loss or other disposition of property or the issuance of Indebtedness, equity or other securities)) prior to the stated maturity thereof; provided that no Event of Default shall occur under this Section 7.1(e) as a result of (i) any notice of voluntary prepayment delivered by such Borrower or any Subsidiary with respect to any Indebtedness, (ii) any voluntary Disposition of assets by such Borrower or any Subsidiary permitted hereunder as a result of which any Indebtedness secured by such assets is required to be prepaid ~~or~~, (iii) any other transaction which would otherwise be prohibited under any such
Material Indebtedness Agreement if and to the extent that concurrently with the consummation of such transaction the Material Indebtedness thereunder is repaid in full with respect to the Borrower or Subsidiary which would otherwise have been in default of such Material Indebtedness
Agreement (and, if such Material Indebtedness Agreement is the Union Electric Credit Agreement, the commitments available thereunder to such Borrower or Subsidiary are terminated)
or (iv) in the case of any Permitted Convertible Indebtedness, (x) any event that permits holders of such Permitted Convertible Indebtedness to convert such Permitted
Convertible Indebtedness or (y) the conversion of such Permitted Convertible
Indebtedness, in either case, into common stock of the Company (or other securities or property following a merger event, reclassification or other change of the common stock of the Company), cash (including in lieu of fractional shares of common stock of the Company) or a combination thereof in accordance with the terms thereof; and provided further that any “Event of Default” of the Company under the Union Electric Credit Agreement that consists solely of, or termination of any commitment to lend under the Union Electric Credit Agreement that results solely from, a default by the “Borrowing Subsidiary” or any of its “Subsidiaries” thereunder and as defined therein shall not constitute an Event of Default under this Section 7.1(e).
(f)     Such Borrower or any of its Subsidiaries (other than any Project Finance Subsidiary, Non-Material Subsidiary or SPC) shall (i) have an order for relief entered with respect to it under the Federal, state or foreign bankruptcy laws as now or hereafter in effect, (ii) make an assignment for the benefit of creditors, (iii) apply for, seek, consent to, or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any Substantial Portion of its property, (iv) institute any proceeding seeking an order for relief under the Federal, state or foreign bankruptcy laws as now or hereafter in effect or seeking to adjudicate it bankrupt or insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, (v) take any formal corporate or partnership action to effect any of the foregoing actions set forth in this Section 7.1(f), (vi) fail within the statutorily mandated time period therefor (or any extension thereof) to contest in good faith any appointment or proceeding described in Section 7.1(g), or (vii) become unable, admit in writing its inability or fail generally to pay its debts as they become due.
(g)    Without the application, approval or consent of such Borrower or any of its Subsidiaries (other than any Project Finance Subsidiary, Non-Material Subsidiary or SPC), a receiver, trustee, examiner, liquidator or similar official shall be appointed for such Borrower or any of its Subsidiaries (other than any Project Finance Subsidiary, Non-Material Subsidiary or SPC) or any Substantial Portion of its property or the property of any of its Subsidiaries (other than any Project Finance Subsidiary, Non-Material Subsidiary or SPC), or a proceeding seeking an order for relief under the Federal, state or foreign bankruptcy laws as now or hereafter in effect or seeking to adjudicate it bankrupt or insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors shall be instituted against such Borrower or any of its Subsidiaries (other than any Project Finance Subsidiary, Non-Material Subsidiary or SPC) and such appointment shall continue undischarged or such proceeding shall continue undismissed or unstayed for a period of 60 consecutive days.
(h)    Such Borrower or any of its Subsidiaries (other than any Project Finance Subsidiary, Non-Material Subsidiary or SPC) shall fail within 45 days to pay, bond, stay, vacate or otherwise discharge one or more judgments or orders for the payment of money in excess of $100,000,000 (or the equivalent thereof in currencies other than Dollars) in the aggregate (net of any amount covered by insurance).